UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

APPYEA, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING

PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF APPYEA, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A

PROXY

APPYEA, INC.

777 Main Street, Suite

600 Fort Worth, TX

76102 (817)-887-8142

INFORMATION STATEMENT

(Preliminary)

January [•], 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of AppYea, Inc. (the “Company”):

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), to the holders (the “ Stockholders ”) of common stock, par value $0.0001 per share (the “ Common Stock ”), of AppYea, Inc., a South Dakota corporation (the “ Company ”), to notify the Stockholders that on January 5, 2018, the Company received a majority written consent in lieu of a meeting of the holders (“ Majority Stockholders ”), together holding in the aggregate more than a majority of the total voting power of all issued and outstanding voting capital of the Company. The Majority Stockholders authorized the following:

1. An amendment to the Company’s articles of incorporation in order to increase the authorized common stock of the Company from 1,500,000,000 shares to 6,000,000,000 shares and to increase the authorized preferred stock of the Company from 5,000,000 shares to 60,000,000 shares.

On January 5, 2018, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholders that they approve the amendment to the articles. On January 5, 2018, the Majority Stockholders approved the amendment to the articles by written consent in lieu of a meeting, in accordance with South Dakota law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

We will mail this Information Statement to the Stockholders on or about January 19, 2018.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent. Please read the accompanying Information Statement carefully.

January 9, 2018	By:	/s/ Douglas McKinnon
Douglas McKinnon Chief Executive Officer

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APPYEA, INC.

777 Main Street, Suite

600 Fort Worth, TX

76102 (817)-887-8142

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.0001 par value per share and the preferred stock, $0.0001 par value per share, of AppYea, Inc., a South Dakota corporation, which we refer to herein as the “Company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about January 19, 2018. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

As of the date of this Information Statement, the authorized capital stock of the Company consisted of 1,500,000,000 shares of common stock, par value $0.0001 per share, of which 1,092,349,788 shares are issued and outstanding and 5,000,000 shares of Preferred Stock, $0.0001 par value, 5,000,000 of which are issued and outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. Each share of Preferred Stock holds voting rights of 1,000 shares of common stock, and votes as a single class with the common shares on all matters that require a shareholder vote.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING

SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE

ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY.

On January 5, 2018, the Company's Majority Stockholders adopted by written consent to approve the amendment to our articles of incorporation to increase our authorized common shares from 1,500,000,000 to 6,000,000,000 and to increase our authorized preferred shares from 5,000,000 to 60,000,000, to be effective on or about February 8, 2018. Pursuant to the regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Amendment may not be effected until at least 20 calendar days after this Information Statement is sent or given to the stockholders of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purposes of (1) informing stockholders, in the manner required under the South Dakota Business Corporation Act, of this transaction, and (2) informing stockholders, in the manner required under the Exchange Act, of this transaction before it takes effect. The Company is not seeking written consent from any of its other stockholders.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken. In addition, pursuant to the laws of South Dakota, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of a definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

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FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance. In some cases, you can identify forward-looking statements by terminology such as "may,” “will” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” "potential,” “continue,” or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein. Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Stockholders owning a majority of the combined voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders’ meeting. Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The stockholders executed a written consent on January 5, 2018 approving the proposal that we amend our articles of incorporation to increase our authorized common shares from 1,500,000,000 to 6,000,000,000 and to increase our authorized preferred shares from 5,000,000 to 60,000,000. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action. The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with South Dakota law in connection with the actions taken by written consent.

Q: Where can I find more information about the Company?

A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company. You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov .

Q: Who can help answer my questions?

A: If you have questions about the Company after reading this Information Statement, please contact us in writing at our principal executive offices at 777 Main Street, Suite 600, Fort Worth, TX 76102.

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SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary. This summary also provides cross-references to the location in the Information Statement of the information summarized.

INCREASE IN AUTHORIZED COMMON

SHARES

REASONS

The Board has approved an amendment to the Articles of Incorporation that will increase our authorized common shares from 1,500,000,000 to 6,000,000,000 and will increase our authorized preferred shares from 5,000,000 to 60,000,000. This action may make it more difficult or prevent or deter a third party from acquiring control of our Company or changing our Board and management, as well as inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts. The proposed increased in our authorized Common Stock is not the result of any such specific effort, rather, as indicated below, the purpose of the increase in the authorized Common Stock is to provide our Company’s management with certain abilities including, but not limited to, the issuance of Common Stock to be used for public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes, and not to construct or enable any anti-takeover defense or mechanism on behalf of our Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent Shareholders, our Company presently has no intent or plan to employ any additional authorized shares as an anti-takeover device. The Company has no current plans or agreements in place to issue new shares or enter into any material transaction in connection with the increase in our authorized shares.

Potential Effects of the Increase in Authorized Shares

The increase in authorized Common Stock may make it more difficult or prevent or deter a third party from acquiring control of our Company or changing our Board and management, as well as inhibit fluctuations in the market price of our Company’s shares that could result from actual or rumored takeover attempts. The proposed increased in our authorized Common Stock is not the result of any such specific effort, rather, as indicated below, the purpose of the increase in the authorized Common Stock is to provide our Company’s management with certain abilities including, but not limited to, the issuance of Common Stock to be used for public or private offerings, conversions of convertible securities, issuance of options pursuant to employee stock option plans, acquisition transactions and other general corporate purposes, and not to construct or enable any anti-takeover defense or mechanism on behalf of our Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent Shareholders, our Company presently has no intent or plan to employ any additional authorized shares as an anti-takeover device.

Potential Disadvantages of the Increase in Authorized Shares

The increase in our authorized shares could result in dilution to our current shareholders, if the Company issues additional shares of common stock. Any dilution to our current shareholders would result in less voting power than was held by our current shareholders prior to any issuance of additional common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of January 8, 2018 of (i) each person known to us to beneficially own more than 5% of Common Stock, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group. As of January 8, 2018, there were a total of 1,092,349,788 shares of Common Stock outstanding, and 5,000,000 Preferred Shares outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. Each share of Preferred Stock holds voting rights of 1,000 shares of common stock, and votes as a single class with the common shares on all matters that require a shareholder vote. The column entitled “Percentage of Outstanding Common Stock” shows the percentage of voting common stock beneficially owned by each listed party.

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The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of January 8, 2018 through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Holders

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1)
Douglas O. McKinnon, CEO and CFO	4,466,000,000	(2)	73.7	%(2)
777 Main Street, Suite 600
Fort Worth, TX 76102

Keri Williams, Secretary and director	24,000,000		0.4%
777 Main Street, Suite 600
Fort Worth, TX 76102

Devin Beavers, director	5,000,000		0.1%
777 Main Street, Suite 600
Fort Worth, TX 76102

Directors and Executive Officers as a Group	29,000,000 Common		0.5%
(3 persons)

______________

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on January 8, 2018. As of January 8, 2018 there were 1,092,349,788 shares of our company’s common stock issued and outstanding.

(2)	Includes 0 shares of common stock, and 4,466,000 shares of Preferred Stock, which carry voting rights of 1,000 shares of common stock for each share of Preferred Stock, and consists of 73.7% of the combined voting power of the common and preferred stock. 1,666,667 of the Preferred Shares are held in the name of Douglas McKinnon, and 2,799,333 of the Preferred Shares are held in the name of AppYea Ventures, LLC, an entity controlled by Douglas McKinnon.

INCREASE IN AUTHORIZED SHARES

The Board of Directors and the Majority Stockholders have approved an increase our authorized common shares from 1,500,000,000 to 6,000,000,000 and an increase our authorized preferred shares from 5,000,000 to 60,000,000. The Board of Directors has determined that this increase in the Company’s authorized shares is advisable and in the best interests of us and our stockholders.

Amendment to Articles of Incorporation

In connection with the increase in our authorized common shares, we will file with the State of South Dakota an amendment to our articles of incorporation to reflect the increase in our authorized shares.

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No Appraisal Rights

Under the South Dakota Revised Business Corporation Act, stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split and amendment to our articles of incorporation.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports, and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about the Company that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to increase the authorized shares of common and preferred stock will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated hereby will be effected on or about February 8, 2018.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on January 17, 2018, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about January 19, 2018 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

January xx, 2018

APPYEA, INC.

By:	/s/ Douglas O. McKinnon
Douglas O. McKinnon Chief Executive Officer

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